CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS






We have issued our report dated December 16, 2005 accompanying the consolidated financial statements of Roebling Financial Corp, Inc. included in the Annual Report on Form 10-KSB for the year ended September 30, 2005 which are incorporated by reference in this Registration Statement of the aforementioned report.








                                                     /s/Fontanella and Babitts
                                                     -------------------------
February 27, 2006                                    Fontanella and Babitts